Basis of Presentation and Significant Accounting Policies	12 Months Ended
Dec. 31, 2016
Accounting Policies [Abstract]
Basis of Presentation and Significant Accounting Policies

NOTE 2 — BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The consolidated and combined financial statements and accompanying notes of the Company presented herein have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” or “GAAP”).  In the opinion of the Company’s management, the consolidated and combined financial information presented herein includes all adjustments necessary to present fairly the results of operations, financial position and cash flows of the Company for the periods presented.

Prior to its separation from CHS on April 29, 2016, QHC did not operate as a separate company and stand-alone financial statements were not historically prepared; however, QHC was comprised of certain stand-alone legal entities for which discrete financial information was available under CHS’ ownership. The accompanying consolidated and combined financial statements include amounts and disclosures for QHC that have been derived from the consolidated financial statements and accounting records of CHS for the periods prior to the Spin-off in combination with the amounts and disclosures related to the stand-alone financial statements and accounting records of QHC after the Spin-off.  The accompanying consolidated and combined financial statements may not necessarily be indicative of the results of operations, financial position and cash flows of QHC in the future or those that would have occurred had the Company operated on a stand-alone basis during the entirety of the periods presented herein.  See Note 18 — Related Party Transactions for additional information on the carve-out of financial information from CHS.

The Company’s financial statements have been prepared under the assumption that it will continue as a going concern.  The Company has limited stand-alone operating history and has experienced net losses in each of the quarters in 2016 subsequent to the Spin-off from CHS.  On December 31, 2016, the Company adopted Financial Accounting Standards Board’s (“FASB”) Accounting Standards Update (“ASU”) No. 2014-15, Presentation of Financial Statements — Going Concern, which requires management to evaluate if there are conditions or events that raise substantial doubt about an entity’s ability to continue as a going concern.  As a result of adopting ASU No. 2014-15, management was required to evaluate the Company’s ability to comply with the Secured Net Leverage Ratio under its Senior Credit Facility for one year following the issuance of the financial statements for the year ended December 31, 2016 (“2016 Financial Statements”).  Although the Company was in compliance with its financial covenants as of December 31, 2016, the new standard requires management to base its evaluation about the ability to continue to comply with those covenants on results and events considered “probable” of occurring considering historical results, implemented plans, and executed agreements as of the date the financial statements are issued.  In light of (i) the Company’s historical net operating results; (ii) delays in the approval by Centers for Medicare and Medicaid Services (“CMS”) of the California Hospital Quality Assurance Fee program for the 2017 to 2019 program period, which impacts the Company due to the inability to recognize any earned revenues until CMS approval of the program has been issued; and (iii) the amount of net operating losses from hospitals the Company intends to divest, management amended certain provisions of the Senior Credit Facility.

On April 11, 2017, the Company executed the CS Amendment to amend its Senior Credit Facility to, among other things, raise the maximum Secured Net Leverage Ratio (as defined in the CS Agreement) to 4.75x from 4.25x for the period July 1, 2017 to December 31, 2018 (which was previously 4.25x for the period July 1, 2017 to June 30, 2018), at which point it drops to 4.00x for the remainder of the agreement.  The CS Amendment also provides for additional Consolidated EBITDA add backs under the covenant calculation for certain items. For additional information related to the CS Amendment, see Note 7 — Long-term Debt below.  Management has concluded that the CS Amendment alleviates any substantial doubt about its ability to continue as a going concern for the one year period following the issuance of its 2016 Financial Statements.

For all defined terms related to the Company’s Senior Credit Facility and ABL Credit Facility, see Note 7 — Long-term Debt.

Principles of Consolidation and Combination

The consolidated and combined financial statements include the accounts of the Company and its subsidiaries in which it holds either a direct or indirect ownership of a majority voting interest. Investments in less-than-wholly-owned consolidated subsidiaries of QHC are presented separately in the equity component of the Company’s consolidated and combined balance sheets to distinguish between the interests of QHC and the interests of the noncontrolling investors. Revenues and expenses from these subsidiaries are included in the respective individual line items of the Company’s consolidated and combined statements of income, and net income is presented both in total and separately to distinguish the amounts attributable to the Company and the amounts attributable to the interests of the noncontrolling investors.  Noncontrolling interests that are redeemable, or may become redeemable at a fixed or determinable price at the option of the holder or upon the occurrence of an event outside of the control of the Company, are presented in mezzanine equity in the consolidated and combined balance sheets.

Intercompany transactions and accounts of the Company are eliminated in consolidation.  Additionally, all significant transactions with CHS that occurred prior to the Spin-off have been included in the consolidated and combined balance sheets within Due to Parent, net. This liability to CHS was settled in the Spin-off.

Reclassifications

Certain prior period amounts have been reclassified to conform to the current period presentation as follows:

Beginning in 2016, the Company reclassified and separately presented certain items in its consolidated and combined statements of cash flows. Specifically, changes in self-insurance reserves related to employee health, professional and general liability and workers’ compensation liability were reclassified to changes in reserves for self-insurance claims, net of payments, and changes in reserves for legal, professional and settlement costs were reclassified to changes in reserves for legal, professional and settlement costs, net of payments. The Company believes the current presentation more accurately distinguishes the changes in these liabilities from changes in operating assets and liabilities considered to be part of its normal business operations. Both items are included in cash flows from operating activities.

Beginning in 2016, the Company began classifying third-party final cost report settlement receivables and state supplemental payment program receivables as amounts due from and due to third-party payors on its consolidated and combined balance sheets. Third-party final cost report settlement receivables were previously classified as other current assets, and the cost report settlement liabilities were previously classified as other current liabilities. Accounts receivable from state supplemental payment programs were previously classified as patient accounts receivable, and the amounts owed related to these programs were previously classified as other current liabilities. The Company believes the current presentation helps distinguish between amounts due to the Company related to a specific patient service and amounts due from or owed by the Company related to cost reports and state supplemental payment programs.

Beginning in 2016, the Company began classifying intangible assets as a separate line item on its consolidated and combined balance sheets. Previously, intangible assets were included as a component of other long-term assets. The Company believes the current presentation helps distinguish the significant portion of other long-term assets that are comprised of intangible assets.

Beginning in 2016, the Company began classifying equity in earnings of unconsolidated subsidiaries as other operating expenses in its consolidated and combined statements of income. Previously, these amounts were classified as non-operating income. These amounts are immaterial to the Company. This change in classification has no effect on the Company’s net income or cash flows included in previously issued consolidated and combined financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the consolidated and combined financial statements and accompanying notes. Actual results could differ from those estimates under different assumptions or conditions.

Revenues and Accounts Receivable

Revenue Recognition

The Company recognizes revenues from patient services at its hospitals and affiliated facilities in the period services are performed and reports these revenues at the net realizable amount expected to be collected from patients and third-party payors. Billings and collections are outsourced to CHS under the transition services agreements that were entered into in connection with the Spin-off.  See Note 18 — Related Party Transactions for additional information on these agreements.

The amounts that are collected for patient services are generally less than established billing rates, or standard billing charges, due to contractual agreements with third-party payors, governmental programs that require reduced billing rates, discounts offered as incentives for payment, and a portion related to bad debts.  The Company recognizes revenues related to its QHR business when management advisory and consulting services are provided and reports these revenues at the net realizable amount expected to be collected from the non-affiliated hospital clients.

As of December 31, 2016, the Company recorded a change in estimate of $22.8 million to reduce the net realizable value of its patient accounts receivable, which impacted both contractual allowances and the provision for bad debts in the consolidated and combined statements of income for the year ended December 31, 2016.  The portion of this change in estimate that impacted contractual allowances was $11.4 million and related to increasing delays associated with collections on accounts receivable under the Illinois Medicaid program.  The remainder of the change in estimate, also $11.4 million, impacted the provision for bad debts and related to the Company’s assessment of the collectability of managed care and commercial accounts receivable aged greater than one year based on a review of historical cash collections for these accounts.

The following table provides a summary of the components of net operating revenues, before the provision for bad debts (in thousands):

	Year Ended December 31,
	2016	2015	2014

Operating revenues	$12,104,580	$11,613,826	$10,705,195
Less: Contractual allowances	(9,247,789)	(8,795,674)	(7,877,299)
Less: Discounts	(437,738)	(372,294)	(417,894)
Total net operating revenues, before the provision for bad debts	$2,419,053	$2,445,858	$2,410,002

Payor Sources

The primary sources of payment for patient healthcare services are third-party payors, including federal and state agencies administering the Medicare and Medicaid programs, other governmental agencies, managed care health plans, commercial insurance companies, workers’ compensation carriers and employers.  Self-pay revenues are the portion of patient service revenues derived from patients who do not have health insurance coverage and the patient responsibility portion of services that are not covered by health insurance plans.  Non-patient revenues primarily include revenues from QHR’s hospital management advisory and consulting services business, rental income and hospital cafeteria sales.

The following table provides a summary of net operating revenues, before the provision for bad debts, by payor source (dollars in thousands):

	Year Ended December 31,
	2016		2015		2014
	$ Amount	% of Total	$ Amount	% of Total	$ Amount	% of Total

Medicare	$673,074	27.8%	$656,799	26.9%	$681,010	28.3%
Medicaid	446,273	18.4%	443,479	18.1%	420,050	17.4%
Managed care and commercial plans	952,535	39.4%	984,480	40.3%	907,667	37.7%
Self-pay	242,095	10.1%	247,234	10.0%	287,470	11.9%
Non-patient	105,076	4.3%	113,866	4.7%	113,805	4.7%
Total net operating revenues, before the provision for bad debts	$2,419,053	100.0%	$2,445,858	100.0%	$2,410,002	100.0%

The table above includes an $11.4 million change in estimate the Company recorded as of December 31, 2016 to reduce the net realizable value of patient accounts receivable due to increasing delays associated with collections on accounts receivable under the Illinois Medicaid program, as described above.  This portion of the change in estimate impacted contractual allowances associated with Medicaid revenues.

Beginning in 2016, the Company began classifying its revenues related to Medicare Advantage Plans as Medicare revenues.  As a result, the Company retroactively reclassified these amounts from managed care and commercial revenues to Medicare revenues for all periods presented in the table above.  For the years ended December 31, 2016, 2015 and 2014, Medicare revenues related to Medicare Advantage Programs were $170.4 million, $146.9 million and $133.0 million, respectively.  Revenues from Medicaid managed care programs are included in Medicaid revenues in the table above, which is consistent with the presentation in all prior periods.

Contractual Allowances and Discounts

The net realizable amount of patient service revenues due from third-party payors is subject to complexities and interpretations of payor-specific contractual agreements and governmental regulations that are frequently changing.  The Medicare and Medicaid programs, which represent a large portion of the Company’s operating revenues, are highly complex programs to administer and are subject to interpretation of federal and state-specific reimbursement rates, new legislation and final cost report settlements.  Contractual allowances, or differences in standard billing rates and the payments derived from contractual terms with governmental and non-governmental third-party payors, are recorded based on management’s best estimates in the period in which services are performed and a payment methodology is established with the patient.  Recorded estimates for past contractual allowances are subject to change, in large part, due to ongoing contract negotiations and regulation changes, which are typical in the U.S. healthcare industry.  Revisions to estimates are recorded as contractual allowance adjustments in the periods in which they become known and may be subject to further revisions.  Self-pay and other payor discounts are incentives offered to uninsured or underinsured payors to reduce their costs of healthcare services with the purpose of maximizing the Company’s collection efforts.

Third-Party Program Reimbursements

Cost report settlements under reimbursement programs with Medicare, Medicaid and other managed care plans are estimated and recorded in the period the related services are performed and are adjusted in future periods, as needed, until the final cost report settlements are determined. Previous program reimbursements and final cost report settlements are included in due from and due to third-party payors in the consolidated and combined balance sheets.  Previously, these amounts were components of other current assets and other current liabilities in the consolidated and combined balance sheets. During the years ended December 31, 2016, 2015 and 2014, contractual allowance adjustments related to previous program reimbursements and final cost report settlements favorably (unfavorably) impacted net operating revenues by $(5.8) million, $(15.1) million and $9.2 million, respectively.  The 2015 and 2014 amounts included the unfavorable impact of an $11.1 million Illinois cost report settlement in 2014 that was reversed in the second quarter of 2015 due to contract negotiations that were finalized in that quarter. Exclusive of this adjustment, net operating revenues were unfavorably impacted by $4.0 million and $1.9 million in 2015 and 2014, respectively, for all other contractual allowance adjustments related to previous program reimbursements and final cost report settlements.

Currently, several states utilize supplemental payment programs, including disproportionate share programs, for the purpose of providing reimbursement to providers to offset a portion of the cost of providing care to Medicaid and indigent patients. These programs are designed with input from CMS and are funded with a combination of federal and state resources, including, in certain instances, taxes, fees or other program expenses (collectively, “provider taxes”) levied on the providers. Similar programs are also currently being considered by other states. These amounts are included in due from and due to third-party payors in the consolidated and combined balance sheets.  Previously, amounts due from third-party payors related to these programs were included in patient accounts receivable, and the provider taxes owed were included in other current liabilities in the consolidated and combined balance sheets.  See the Reclassifications accounting policy above for additional information on these reclassifications made by the Company beginning in 2016.

The following table provides a summary of the components of amounts due from and due to third-party payors, as presented in the consolidated and combined balance sheets (in thousands):

	December 31,
	2016	2015

Amounts due from third-party payors:
Previous program reimbursements and final cost report settlements	$23,876	$33,732
State supplemental payment programs	92,359	77,074
Total amounts due from third-party payors	$116,235	$110,806

Amounts due to third-party payors:
Previous program reimbursements and final cost report settlements	$33,366	$21,015
State supplemental payment programs	9,171	9,088
Total amounts due to third-party payors	$42,537	$30,103

After a state supplemental payment program is approved and fully authorized by the appropriate state legislative or governmental agency, the Company recognizes revenue and related expenses based on the terms of the program in the period in which amounts are estimable and revenue collection is reasonably assured.  The revenues earned by the Company under these programs are included in net operating revenues and the expenses associated with these programs are included in other operating expenses in the consolidated and combined statements of income.

The following table provides a summary of the portion of Medicaid reimbursements attributable to state supplemental payment programs (in thousands):

	Year Ended December 31,
	2016	2015	2014

Medicaid revenues	$220,389	$211,696	$192,771
Provider taxes and other expenses	76,616	75,929	73,149
Reimbursements attributable to state supplemental payment programs, net of expenses	$143,773	$135,767	$119,622

Charity Care

In the ordinary course of business, the Company provides services to patients who are financially unable to pay for hospital care. The related charges for those patients who are financially unable to pay that otherwise do not qualify for reimbursement from a governmental program are classified as charity care. The Company determines amounts that qualify for charity care primarily based on the patient’s household income relative to the poverty level guidelines established by the federal government. The Company’s policy is to not pursue collections for such amounts; therefore, the related charges are recorded in operating revenues at the standard billing rates and fully offset in contractual allowances.  The gross amounts of charity care revenues were $34.6 million, $30.4 million and $51.6 million for the years ended December 31, 2016, 2015 and 2014, respectively.

The estimated cost of providing charity care services is determined using a ratio of cost to gross charges and applying this ratio to the gross charges associated with providing care to charity patients for the period.  The estimated cost of providing charity care services was $5.7 million, $5.0 million and $9.5 million for the years ended December 31, 2016, 2015 and 2014, respectively.  To the extent the Company receives reimbursement from any of the various governmental assistance programs to subsidize its care of indigent patients, the Company excludes the charges for such patients from the cost of care provided under its charity care program.

Accounts Receivable and Allowance for Doubtful Accounts

Substantially all of the Company’s receivables are related to providing healthcare services to patients at its hospitals and affiliated businesses.  Beginning in 2016, the Company began classifying receivables related to state supplemental payment programs as due from and due to third-party payors in the consolidated and combined balance sheets.  Previously, these amounts were classified as patient accounts receivable. The net amounts reclassified were $83.2 million and $68.0 million as of December 31, 2016 and 2015, respectively. See the Reclassifications accounting policy above for additional information on reclassification adjustments made by the Company.

The following table provides a summary of the components of accounts receivable before contractual allowances, discounts and allowance for doubtful accounts (dollars in thousands):

	December 31,
	2016		2015
	$ Amount	% of Total	$ Amount	% of Total

Third-parties	$1,930,103	74.6%	$1,688,138	72.6%
Self-pay	656,373	25.4%	638,694	27.4%
Total patient accounts receivable, gross	$2,586,476	100.0%	$2,326,832	100.0%

Accounts receivable are reduced by an allowance for amounts that could become uncollectible in the future. The Company estimates the allowance for doubtful accounts by reserving a percentage of all self-pay accounts receivable without regard to aging category. The allowance percentage is based on a model that considers historical write-off activity and is adjusted for expected recoveries and any anticipated changes in trends. The Company’s ability to estimate the allowance for doubtful accounts is not significantly impacted by the aging of accounts receivable, as management believes that substantially all of the risk exists at the point in time such accounts are identified as self-pay. For insured receivables, which are the non-self-pay receivables, the Company estimates the allowance for doubtful accounts based on a model that considers the uncontractualized portion of all accounts aging over 365 days from the date of patient discharge, reduced by an estimate of recoveries.

As of December 31, 2016, the Company recorded a change in estimate of $22.8 million to reduce the net realizable value of its patient accounts receivable.  The portion of this change in estimate that impacted contractual allowances was previously discussed.  The remainder of the change in estimate was $11.4 million, which impacted the provision for bad debts in the consolidated and combined statements of income.   This change in estimate related to an assessment of the collectability of the Company’s managed care and commercial accounts receivable aged greater than one year and was based on the Company’s review of historical cash collections for these accounts.

The following table provides a summary of the changes in the allowance for doubtful accounts (in thousands):

	December 31,
	2016	2015	2014

Balance at beginning of period	$346,507	$341,527	$334,210
Acquisitions and divestitures	—	—	34,972
Provision for bad debts	280,586	258,520	264,502
Amounts written off, net of recoveries	(266,297)	(253,540)	(292,157)
Balance at end of period	$360,796	$346,507	$341,527

Collections are impacted by the economic ability of patients to pay, the effectiveness of CHS’ billing and collection efforts, including their current policies on collections, and the ability of the Company to further attempt collection efforts. Billings and collections are outsourced to CHS under the transition services agreements that were established with the Spin-off.  See Note 18 — Related Party Transactions for additional information on these agreements.  Significant changes in payor mix, centralized business office operations, economic conditions, or trends in federal and state governmental healthcare coverage, among others, could affect the Company’s estimates of accounts receivable collectability. The Company also continually reviews its overall allowance adequacy by monitoring historical cash collections as a percentage of trailing net operating revenues after the provision for bad debts, as well as by analyzing current period net operating revenues and admissions by payor classification, aged accounts receivable by payor, days revenue outstanding, the composition of self-pay receivables between pure self-pay patients and the patient responsibility portion of third-party insured receivables, and the impact of recent acquisitions and dispositions.

Concentration of Credit Risk

The Company grants unsecured credit to its patients, most of whom reside in the service area of the Company’s hospitals and affiliated facilities and are insured under third-party payor agreements. Because of the economic diversity of the Company’s markets and non-governmental third-party payors, Medicare represents a significant concentration of credit risk from payors. Accounts receivable, net of contractual allowances, from Medicare were $72.6 million and $67.7 million, or 9.8% and 9.2% of total patient accounts receivable, net, as of December 31, 2016 and 2015, respectively. Additionally, due to budget problems in the state of Illinois, the Company believes Illinois Medicaid represents a concentration of credit risk. The Company’s accounts receivable, net of contractual allowances, from Illinois Medicaid were $34.8 million and $36.4 million, or 4.7% and 4.9% of total patient accounts receivable, net, as of December 31, 2016 and 2015, respectively.

The Company’s revenues are particularly sensitive to regulatory and economic changes in certain states where the Company generates significant revenues. Accordingly, any changes in the current demographic, economic, competitive or regulatory conditions in certain states in which revenues are significant could have an adverse effect on the Company’s results of operations, financial position or cash flows. Changes to the Medicaid and other government-managed payor programs in these states, including reductions in reimbursement rates or delays in reimbursement payments under state supplemental payment or other programs, could also have a similar adverse effect.

The following table provides a summary of the states in which the Company generates more than 5% of total net patient revenues, before the provision for bad debts, as determined in each year (dollars in thousands):

	Number of	Year Ended December 31,
	Hospitals at	2016		2015		2014
	December 31, 2016	$ Amount	% of Total	$ Amount	% of Total	$ Amount	% of Total

Illinois	9	$811,565	35.1%	$822,501	35.3%	$856,151	37.3%
Georgia	3	216,745	9.4%	224,330	9.6%	213,509	9.3%
Oregon	1	210,818	9.1%	201,610	8.6%	166,212	7.2%
California	2	199,743	8.6%	209,500	9.0%	195,617	8.5%
Kentucky	3	121,988	5.3%	131,077	5.6%	139,332	6.1%

Other Operating Expenses

The following table provides a summary of the major components of other operating expenses (in thousands):

	Year Ended December 31,
	2016	2015	2014

Purchased services	$180,672	$176,758	$181,626
Taxes and insurance	129,775	124,635	125,859
Medical specialist fees	106,803	85,042	80,680
Transition services agreements and allocations from Parent	66,441	60,166	40,485
Repairs and maintenance	42,986	45,945	46,069
Utilities	29,833	29,856	30,449
Management fees from Parent	11,792	36,466	36,902
Other miscellaneous operating expenses	77,500	75,365	77,738
Total other operating expenses	$645,802	$634,233	$619,808

Following the Spin-off, the Company began recording costs associated with the transition services agreements and other ancillary agreements with CHS in accordance with the terms of these agreements.  These costs, which primarily include the costs of providing information technology, patient billing and collections and payroll services, are included in “Transition services agreements and allocations from Parent” in the table above.  Amounts allocated to the Company by CHS for periods prior to the Spin-off are also included in “Transition services agreements and allocations from Parent” in the table above.

Prior to the Spin-off, QHC recorded a monthly corporate management fee from CHS that represented a portion of CHS’ corporate office costs, and this fee was included in other operating expenses.  Following the Spin-off, the costs for corporate office functions are primarily included in salaries and benefits expenses in the consolidated and combined statements of income.  See Note 18 — Related Party Transactions for additional information on the allocated costs from CHS.

General and Administrative Costs

Substantially all of the Company’s operating costs and expenses are “cost of revenues” items.  Operating expenses that could be classified as general and administrative by the Company are costs related to corporate office functions, including, but not limited to tax, treasury, audit, risk management, legal, investor relations and human resources. These costs are primarily salaries and benefits expenses associated with these corporate office functions. General and administrative costs of the Company were $55.2 million, $43.5 million and $49.7 million during the years ended December 31, 2016, 2015 and 2014, respectively.  Prior to the Spin-off, the majority of these costs were allocations from CHS.  See Note 18 — Related Party Transactions for additional information on the allocated costs from CHS.

Electronic Health Records Incentives Earned

Pursuant to the Health Information Technology for Economic and Clinical Health Act (“HITECH”), the Company is eligible to receive incentive payments under the Medicare and Medicaid programs for its eligible hospitals and physician clinics that demonstrate meaningful use of certified Electronic Health Records (“EHR”) technology.  Each of the Company’s eligible hospitals and physician clinics has completed the initial adoption phase of EHR implementation and is currently in the process of implementing the remaining two phases.  EHR incentive payments are subject to audit and potential recoupment if it is determined that the applicable meaningful use standards were not met. EHR incentive payments are also subject to retrospective adjustment because the cost report data upon which the incentive payments are based are further subject to audit.

The Company utilizes a gain contingency model to recognize EHR incentive payments.  When the recognition criteria have been fully met, the Company recognizes the income from EHR incentives payments as a part of operating costs and expenses in the consolidated and combined statements of income. Medicaid EHR incentive payments are calculated based on prior period Medicare cost report information available at the time when eligible hospitals demonstrate meaningful use of certified EHR technology. Medicare EHR incentive payments are calculated when eligible hospitals demonstrate meaningful use of certified EHR technology and the information for the applicable full Medicare cost report year used to determine the final incentive payment is available.  In some instances, the Company may receive estimated Medicare EHR incentive payments prior to when the Medicare cost report information used to determine the final incentive payment is available. In these instances, recognition of the income from EHR incentive payments is deferred until all recognition criteria are met.  The Company recognizes receivables for EHR incentive payments that have been earned, but are uncollected at period end, as other current assets in the consolidated and combined balance sheets.  The receivables are adjusted for any known audit or retrospective adjustments related to prior periods.   Deferred revenue from EHR incentive payments is recorded in other current liabilities in the consolidated and combined balance sheets.

The Company incurs both capital expenditures and operating expenses in connection with the implementation of EHR technology initiatives. The amounts and timing of these expenditures does not directly correlate with the timing of the Company’s receipt or recognition of EHR incentive payments as earned.  As the Company completes its full implementation of certified EHR technology in accordance with all three phases of the program, its EHR incentive payments will decline and ultimately end.

The following table provided a summary of activity related to EHR incentives (in thousands):

	Year Ended December 31,
	2016	2015	2014

Electronic health records incentives receivable at beginning of period	$11,227	$12,204	$15,350
Electronic health records incentives earned	7,843	11,428	21,312
Cash incentive payments received	(13,808)	(10,084)	(20,642)
Adjustments to receivable based on final cost report settlement or audit	(1,073)	(2,321)	(3,816)
Electronic health records incentives receivable at end of period	$4,189	$11,227	$12,204

Deferred revenue related to electronic health records incentives at beginning of period	$—	$(14,351)	$(22,601)
Cash received and deferred during period	(3,639)	—	(15,098)
Recognition of deferred incentives as earned	3,639	14,351	23,348
Deferred revenue related to electronic health records incentives at end of period	$—	$—	$(14,351)

Total electronic health records incentives earned during period	$11,482	$25,779	$44,660
Total cash incentive payments received during period	17,447	10,084	35,740

Legal, Professional and Settlement Costs

Legal, professional and settlement costs in the consolidated and combined statements of income primarily includes legal costs and related settlements, if any, related to regulatory claims, government investigations into reimbursement payments and claims associated with QHR’s hospital management contracts. Professional costs include legal costs for investigations, data gathering and analysis associated with investigation projects approved by the Company’s Board of Directors (the “Board”).

Loss on Sale of Hospitals, Net

Loss on sale of hospitals, net is the loss incurred by the Company related to its divestiture of certain hospitals and other ancillary facilities. It is calculated as the difference between the cash received from the sale and the carrying value of the associated net assets at the date of sale, less certain incremental direct selling costs.

Transaction Costs Related to the Spin-off

Transaction costs related to the Spin-off consists of QHC’s portion of the costs to effect the Spin-off and the costs associated with forming a new company. These costs include audit, management advisory and consulting costs, investment advisory costs, legal expenses and other miscellaneous costs.

Income Taxes

The Company accounts for income taxes using the asset and liability method. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying values of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in provision for (benefit from) income taxes in the period that includes the enactment date. The Company assesses the likelihood that deferred tax assets will be recovered from future taxable income. To the extent the Company believes that recovery is not likely, a valuation allowance is established. To the extent the Company establishes a valuation allowance or increases this allowance, the related expense is included in the provision for income taxes in the consolidated and combined statements of income. The Company classifies interest and penalties, if any, related to its tax positions as a component of income tax expense.  See Note 12 — Income Taxes for information on the separate return method of accounting for income taxes that was used by the Company during the carve-out period and the impact of the consummation of the Spin-off on income taxes.

Comprehensive Income (Loss)

The Company’s other comprehensive income (loss) consist of pension costs related to an acquired defined benefit pension plan at one of its hospitals and a supplemental employee retirement plan.

Cash and Cash Equivalents

Cash includes cash on hand and cash with banks.  Cash equivalents are short-term, highly liquid investments with a maturity of three months or less from the date acquired that are subject to an insignificant risk of change in value.

Inventories

Inventories, primarily consisting of medical supplies and drugs, are stated at the lower of cost or market on a first-in, first-out basis.

Other Current Assets

Other current assets consists of the current portion of the receivables from CHS related to professional and general liability and workers’ compensation insurance reserves that were indemnified by CHS in connection with the Spin-off, non-patient accounts receivable primarily related to QHR, receivables related to electronic health records incentives and other miscellaneous current assets.

Property and Equipment

Purchases of property and equipment are recorded at cost. Property and equipment acquired in a business combination are recorded at estimated fair value.  Routine maintenance and repairs are expensed as incurred.  Expenditures that increase capacities or extend useful lives are capitalized.  The Company capitalizes interest related to financing of major capital additions with the respective asset.  Depreciation is recognized using the straight-line method over the estimated useful life of an asset. The Company depreciates land improvements over 3 to 20 years, buildings and improvements over 5 to 40 years, and equipment and fixtures over 3 to 18 years.  The Company also leases certain facilities and equipment under capital lease obligations. These assets are amortized on a straight-line basis over the lesser of the lease term or the remaining useful life of the asset. Property and equipment assets that are held for sale are not depreciated.

Goodwill

The Company’s hospital operations and QHR’s hospital management advisory and consulting services operations meet the criteria to be classified as reporting units for goodwill.  Goodwill was initially determined for QHC’s hospital operations reporting unit based on a relative fair value approach as of September 30, 2013 (CHS’ goodwill impairment testing date). Additional goodwill was allocated on a similar basis for four hospitals acquired by CHS in 2014 that were included in the group of hospitals spun-off to QHC.  For the QHR reporting unit, goodwill was allocated based on the amount recorded by CHS at the time of its acquisition in 2007. All subsequent goodwill generated from hospital, physician practice or other ancillary business acquisitions is recorded at fair value at the time of acquisition.

Intangible Assets

The Company’s intangible assets primarily consist of purchase and development costs of software for internal use and contract-based intangible assets, including physician guarantee contracts, medical licenses, hospital management contracts, non-compete agreements and certificates of need. There are no expected residual values related to the Company’s intangible assets.  Capitalized software costs are generally amortized over three years, except for software costs for significant system conversions, which are amortized over 8 to 10 years.  Capitalized software costs that are in the development stage are not amortized until the related projects are complete.  Assets for physician guarantee contracts, hospital management contracts, non-compete agreements and certificates of need are amortized over the life of the individual contracts.  Intangible assets held for sale are not amortized.

The Company may, in the future, elect to incur costs to renew or extend the useful lives of certain of its intangible assets. Costs incurred to extend the useful life of capitalized software would be recognized as an intangible asset and amortized over the anticipated extension period. Costs incurred to renew certain contract-based intangibles, such as hospital management contracts and certificates of need, would be recognized as intangible assets and amortized over the respective renewed contract periods. The Company does not expect to extend or renew any of its physician guarantee contracts or non-compete agreements.

Impairment of Long-Lived Assets and Goodwill

Whenever an event occurs or changes in circumstances indicate that the carrying values of certain long-lived assets may be impaired, the Company projects the undiscounted cash flows expected to be generated by these assets. If the projections indicate that the carrying values are not expected to be recovered, such amounts are reduced to their estimated fair value based on a quoted market price, if available, or an estimated fair value based on valuation techniques available in the circumstances.

Goodwill arising from business combinations is not amortized. Goodwill is evaluated for impairment at the same time every year and when an event occurs or circumstances change that, more likely than not, reduce the fair value of the reporting unit below its carrying value. There is a two-step method for determining goodwill impairment. Step one is to compare the fair value of the reporting unit with the unit’s carrying amount, including goodwill. If this test indicates the fair value is less than the carrying value, then step two is required to compare the implied fair value of the reporting unit’s goodwill with the carrying value of the reporting unit’s goodwill.  The Company performs its annual testing of impairment for goodwill in the fourth quarter of each year.  The fair value of the related reporting units is estimated using both a discounted cash flow model as well as a multiple model based on earnings before interest, taxes, depreciation and amortization. The cash flow forecasts are adjusted by an appropriate discount rate based on the Company’s best estimate of a market participant’s weighted-average cost of capital. Both models are based on the Company’s best estimate of future revenues and operating costs and are reconciled to the Company’s consolidated market capitalization, with consideration of the amount a potential acquirer would be required to pay, in the form of a control premium, in order to gain sufficient ownership to set policies, direct operations and control management decisions of the Company.

See Note 3 — Impairment of Long-Lived Assets and Goodwill for additional information related to impairment charges recorded in the consolidated and combined statements of income for the years ended December 31, 2016, 2015 and 2014.

Other Long-Term Assets

Other long-term assets consists of the long-term portion of the receivables from CHS related to professional and general liability and workers’ compensation insurance reserves that were indemnified by CHS in connection with the Spin-off, as well as deposits, investments in unconsolidated subsidiaries and other miscellaneous long-term assets.

Other Current Liabilities

Other current liabilities consists of the current portion of professional and general liability and workers’ compensation insurance reserves, including the portion indemnified by CHS in connection with the Spin-off, as well as property tax accruals, legal accruals, deferred revenue related to electronic health records incentives, physician guarantees and other miscellaneous current liabilities.

Workers’ Compensation and Professional and General Liability Insurance Reserves

As part of the business of owning and operating hospitals, the Company is subject to legal actions alleging liability on its part. To mitigate a portion of this risk, the Company maintains insurance exceeding a self-insured retention level for these types of claims. The Company’s self-insurance reserves reflect the current estimate of all outstanding losses, including incurred but not reported losses, based on actuarial calculations as of period end. The loss estimates included in the actuarial calculations may change in the future based on updated facts and circumstances. The Company’s insurance expense includes the actuarially determined estimate of losses for the current year, including claims incurred but not reported, the change in the estimate of losses for prior years based upon actual claims development experience as compared to prior actuarial projections, the insurance premiums for losses in excess of the Company’s self-insured retention levels, the administrative costs of the insurance programs, and interest expense related to the discounted portion of the liability.  The Company’s reserves for workers’ compensation and professional and general liability claims are based on semi-annual actuarial calculations, which are discounted to present value and consider historical claims data, demographic factors, severity factors and other actuarial assumptions. The reserves for self-insured claims are discounted based on the Company’s risk-free interest rate that corresponds to the period when the self-insured claims are incurred and projected to be paid.

See Note 19 — Commitments and Contingencies for information related to the portion of the Company’s insurance reserves for workers’ compensation liability and professional and general liability that are indemnified by CHS and the related accounting treatment and presentation in the consolidated and combined balance sheets.

Self-Insured Employee Health Benefits

The Company is self-insured for substantially all of the medical benefits of its employees.  The Company maintains a liability for its current estimate of incurred but not reported employee health claims based on historical claims data provided by third-party administrators. The undiscounted reserve for self-insured employee health benefits was $11.0 million as of December 31, 2016 and is included in accrued salaries and benefits in the consolidated and combined balance sheets.  Expense each period is based on the actual claims received during the period plus any adjustment to the liability.

Prior to the Spin-off, QHC was allocated employee health expense as part of the monthly corporate overhead charges from CHS.  The allocation was determined based on claims made by QHC employees during the period plus an estimate for the change in liability related to QHC employee health claims incurred but not reported.  The liability was included in Due to Parent, net in the consolidated and combined balance sheets, as the related employee health insurance policy was owned by CHS.  Employee health expense is included in salaries and benefits expenses in the consolidated and combined statements of income for all periods.  See Note 18 — Related Party Transactions for additional information on corporate overhead costs from CHS prior to the Spin-off.

Debt Issuance Costs and Discounts

On January 1, 2016, the Company adopted Accounting Standards Update 2015-03, which requires the presentation of debt issuance costs as a reduction of the debt liability on the balance sheet, consistent with the accounting for debt discounts.  Amortization of debt issuance costs and debt discounts are each recorded as non-cash interest expense over the life of the respective debt instrument. The Company incurred no debt issuance costs in periods prior to its adoption of this standard; as such, no prior period reclassifications were necessary to conform to the current presentation.

Due to Parent, Net

Prior to the Spin-off, Due to Parent, net, in the consolidated and combined balance sheets represented the Company’s liability to CHS for the accumulation of (1) CHS’ historical investment in QHC, (2) liabilities related to the cost allocations from CHS to QHC, (3) interest charged by CHS on the monthly outstanding Due to Parent, net balance, (4) the net effect of transactions between CHS and QHC, and (5) the net effect of cash transfers from QHC to CHS under CHS’ centralized cash management program. In connection with the Spin-off, certain liabilities were transferred through Due to Parent, net to the Company, pursuant to the Separation and Distribution Agreement, and the remaining balance was settled with cash and in the form of a non-cash capital contribution to the Company.  See Note 1 — Description of the Business and Spin-off and Note 18 — Related Party Transactions for additional information on the Spin-off and related party transactions with CHS.

Noncontrolling Interests and Redeemable Noncontrolling Interests

The Company’s consolidated and combined financial statements include all assets, liabilities, revenues and expenses of less than 100% owned entities that it controls.  Certain of the Company’s consolidated subsidiaries have noncontrolling physician ownership interests with redemption features that require the Company to deliver cash upon the occurrence of certain events outside its control, such as the retirement, death, or disability of a physician-owner.  The carrying amount of redeemable noncontrolling interests is recorded in the consolidated and combined balance sheets at the greater of: (1) the initial carrying amount, increased or decreased for the noncontrolling interests' share of cumulative net income (loss), net of cumulative amounts distributed, if any, or (2) the redemption value.

Assets and Liabilities of Hospitals Held for Sale

The Company reports separately from other assets on the consolidated and combined balance sheets those assets that meet the criteria for classification as held for sale.  Generally, assets that meet the criteria include those for which the carrying amount will be settled principally through a sale transaction rather than through continuing use.  The asset must be available for immediate sale in its present condition, subject to usual or customary terms, and the sale must be probable to occur in the next 12 months.  Similarly, the liabilities of a disposal group are classified as held for sale upon meeting these criteria.  Immediately following classification as held for sale, the Company remeasures these assets and liabilities and adjusts the value to the lesser of the carrying amount or fair value less costs to sell.  The assets and liabilities classified as held for sale are no longer depreciated or amortized into expense.  The carrying values of assets classified as held for sale are reported net of impairment charges in the consolidated and combined balance sheet as of December 31, 2016. See Note 3 — Impairment of Long-Lived Assets and Goodwill for additional information on impairment charges recorded during the year ended December 31, 2016.

Stock-Based Compensation

In connection with the Spin-off, the Company issued QHC restricted stock awards to all CHS restricted stock award holders as of the Record Date.  Each holder of CHS restricted stock awards received one QHC restricted stock award for every four CHS restricted stock awards held.  In addition, QHC employees that held CHS restricted stock awards were allowed to continue to hold the CHS awards under the same terms and conditions that existed prior to the Spin-off, excluding certain shares granted on March 1, 2016 that were canceled in connection with the Spin-off.  The unrecognized compensation expense related to the vesting of the CHS restricted stock awards held by QHC employees was transferred to QHC with the Spin-off.  As a result, the Company is responsible for recording stock-based compensation expense attributable to the unvested portion of CHS restricted stock awards held by QHC employees and the unvested portion of all QHC restricted stock awards held by its employees, consisting of both QHC awards issued on the Record Date and additional awards granted under the Quorum Health Corporation 2016 Stock Award Plan (the “2016 Stock Award Plan”) following the Spin-off.  See Note 16 — Stock-Based Compensation for additional information related to stock-based compensation.

Benefit Plans

Following the Spin-off, the Company maintains various benefit plans, including defined contribution plans, a defined benefit plan and deferred compensation plans, for which certain of the Company’s subsidiaries are the plan sponsors. In connection with the Spin-off, the rights and obligations of these plans were transferred from CHS to the Company, pursuant to the Separation and Distribution Agreement. Prior to the Spin-off, QHC was allocated a portion of CHS’ benefit costs under its defined contribution plans. The allocation was based on specific identification for plans associated exclusively with QHC hospitals and on QHC’s proportional share of employees covered under all other applicable plans. The expense was recorded as salaries and benefits in the consolidated and combined statements of income, and the cumulative liability for these benefit costs, which was transferred to the Company in the Spin-off, was recorded in Due to Parent, net in the consolidated and combined balance sheets.

QHC recognizes the unfunded liability of its defined benefit plan in other long-term liabilities in the consolidated and combined balance sheets. Unrecognized gains (losses) and prior service credits (costs) are recorded as changes in other comprehensive income (loss).  The measurement date of the plan’s assets and liabilities coincides with the Company’s year end. The Company’s pension benefit obligation is measured using actuarial calculations that incorporate discount rates, rate of compensation increases and expected long-term returns on plan assets. The calculations additionally consider expectations related to the retirement age and mortality of plan participants. The Company records pension benefit costs related to all of its plans as salaries and benefits expenses in the consolidated and combined statements of income.

Fair Value of Financial Instruments

The Company utilizes the U.S. GAAP fair value hierarchy to measure the fair value of its financial instruments.  The fair value hierarchy distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within Levels 1 and 2 of the hierarchy) and the reporting entity’s own assumption about market participant assumptions (unobservable inputs classified within Level 3 of the hierarchy).

The inputs used to measure fair value are classified into the following fair value hierarchy:

•	Level 1 - Quoted market prices in active markets for identical assets and liabilities.
•	Level 2 - Observable market-based inputs or unobservable inputs that are corroborated by market data.
•

Level 3 - Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 includes values determined using pricing models, discounted cash flow methodologies or similar techniques reflecting the Company’s own assumptions.

Segment Reporting

The principal business of the Company is to provide healthcare services at its hospitals and affiliated facilities. The Company’s only other line of business is the hospital management advisory and consulting services it provides through QHR. The Company has determined that its hospital operations business meets the criteria for separate segment reporting. The financial information for QHR’s business does not meet the quantitative thresholds for separate segment reporting; and therefore has been combined with the Company’s corporate functions into the all other reportable segment.  See Note 15 — Segments.

New Accounting Pronouncements

In March 2016, the FASB issued ASU No. 2016-09, Compensation — Stock Compensation, which was issued to simplify some of the accounting guidance for share-based compensation. Among the areas impacted by the amendments in this ASU are the accounting for income taxes related to share-based payments, accounting for forfeitures, classification of awards as equity or liabilities and classification on the statement of cash flows. This ASU is effective for fiscal years beginning after December 15, 2016, with early adoption permitted. The Company adopted this ASU on January 1, 2017. Management anticipates that the adoption of this ASU will have no material impact on its consolidated and combined results of operations, financial position and cash flows.

In February 2016, the FASB issued ASU No. 2016-02, Leases, which amends the accounting for leases, requiring lessees to recognize most leases on their balance sheet with a right-of-use asset and a lease liability. Leases will be classified as either finance or operating leases, which will impact the expense recognition of such leases over the lease term. The ASU also modifies the lease classification criteria for lessors and eliminates some of the real estate leasing guidance previously applied for certain leasing transactions. This ASU is effective for fiscal years beginning after December 15, 2018, with early adoption permitted. The Company expects to adopt this ASU on January 1, 2019.  The Company utilizes a number of leases to support its operations.  As such, the adoption of this ASU is expected to have a significant impact on the Company’s consolidated and combined financial position.  The Company is currently evaluating the quantitative and qualitative impact the adoption of this ASU will have on its operations, policies and procedures. The Company is additionally evaluating any modifications to its leasing strategy in response to the requirements of this standard.

In August 2014, the FASB issued ASU No. 2014-15, Presentation of Financial Statements — Going Concern, which requires management to evaluate relevant conditions, events and certain management plans that are known or reasonably knowable that when, considered in the aggregate, raise substantial doubt about an entity's ability to continue as a going concern within one year after the date that financial statements are issued. This ASU is effective for interim and annual reporting periods ending after December 15, 2016. The Company adopted this ASU on December 31, 2016. The adoption of this guidance did not have an impact on the Company's consolidated and combined financial statements as of December 31, 2016.  See “Basis of Presentation” above for additional information on the Company’s implementation of this standard and its evaluation at December 31, 2016.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers, which outlines a single comprehensive model for recognizing revenue and supersedes most existing revenue recognition guidance, including guidance specific to the healthcare industry. This ASU provides companies the option of applying a full or modified retrospective approach upon adoption. This ASU is effective for fiscal years beginning after December 15, 2017, with early adoption permitted for annual periods beginning after December 15, 2016. The Company expects to adopt this ASU on January 1, 2018 and is currently evaluating its plan for adoption and the impact on its revenue recognition policies, procedures and internal control framework, and the resulting impact on its consolidated and combined results of operations, financial position and cash flows.